                     [REPRESENTATION OF GRAPHIC IMAGE]

                                 NAVELLIER

                             MILLENNIUM FUNDS
                             TOP 20 PORTFOLIO

                            SEMIANNUAL REPORT

                              JUNE 30, 2000

                                                SEMIANNUAL REPORT, June 30, 2000
                                                      NAVELLIER MILLENNIUM FUNDS

                                                   One East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------

Dear Shareholder:

    The first six months of the year 2000 have quite frankly been one of the most volatile periods in the history of the U.S. stock market. We saw a correction at the end of the first quarter of the year and at the beginning of April, especially in the NASDAQ market. Then after the tail end of the last quarterly earnings announcement season in May, the stock market went into a low volume meltdown that saw stock prices erode by up to 30% in about three weeks. Such meltdowns are always a possibility, because the stock market is more volatile than ever before. We have to admit that we have been surprised by the degree of NASDAQ volatility that now exists.

    Due to the recent volatility, the stock market is now obsessed with fundamentals. Stocks without earnings, such as Amazon.com, have been severely punished. Not only is the stock market demanding strong earnings growth from stocks, but the stock market is also seeking out those stocks that will have consistent, predictable growth in the upcoming months. This is the perfect environment for the stocks in our fund. It appears that institutional investors are gravitating toward the fundamentally superior stocks that we favor, and the analyst community continues to upgrade their earnings estimates for many of our stocks. As a result, we remain confident that our favorite stocks will continue to appreciate after their third and fourth quarter earnings results are released.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       TOP 20 PORTFOLIO  TOP 20 PORTFOLIO*  RUSSELL 3000
9/98             10,000             10,000        10,000
10/98            10,310              9,800        10,759
11/98            11,110             10,560        11,417
12/98            12,550             11,929        12,143
1/99             14,310             13,602        12,555
2/99             13,290             12,632        12,111
3/99             14,570             13,849        12,555
4/99             15,280             14,524        13,122
5/99             14,470             13,754        12,872
6/99             16,960             16,120        13,523
7/99             16,710             15,883        13,113
8/99             17,390             16,529        12,964
9/99             16,560             15,740        12,632
10/99            17,530             16,662        13,425
11/99            18,490             17,575        13,800
12/99            22,077             20,984        14,681
1/00             22,266             21,164        14,105
2/00             31,082             29,543        14,236
3/00             26,690             25,369        15,351
4/00             24,910             23,677        14,810
5/00             21,108             20,063        14,394
6/00             25,679             24,408        14,821

                                   NAVELLIER MILLENNIUM FUNDS
                                                            TOP 20       TOP 20
TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2000              PORTFOLIO   PORTFOLIO*   RUSSELL 3000
---------------------------------------------              ---------   ----------   ------------
Six Months                                                   16.32%       10.56%         0.95%
Annualized Since Inception+                                  71.38%       66.48%        25.20%
Value of a $10,000 investment over Life of Fund+           $25,679      $24,408       $14,821
*Adjusted for maximum load
+Inception September 30, 1998

    The Navellier Top 20 Portfolio posted a load adjusted return of 10.56% for the six months through the end ending of June 30, 2000, compared to the Russell 3000 which posted a return of 0.95% for the same period. This is a very good return considering the volatile market conditions we witnessed in the second quarter.

    Many investors believe that the recent volatility in the stock market is tied to the uncertainty surrounding the Federal Reserve Board, the direction of interest rates, and the slowdown of the U.S. economy. This is partially correct. However, the truth of the matter is that the majority of the volatility on Wall Street can be traced directly to the NASDAQ reforms that were imposed by the Justice Department back at the beginning of 1997. Prior to those NASDAQ reforms, the NASDAQ market rarely exceeded more than 1% daily volatility, since then, daily volatility of over 10% is not uncommon.

    Semiconductor companies have been hit hard recently on concerns that the chip boom has peaked and will start to drop off. In an attention-grabbing report, Salomon Smith Barney analyst Jonathan J. Joseph warned that hard-to-find chips were becoming easier and cheaper to buy, while chipmakers continued to ramp up capacity. The report sent semiconductor stocks such as National Semiconductor and Texas Instruments spiraling downward. However, there is some good news for semiconductor stocks long-term. The analyst community states that sales will likely pick up next year as global demand for personal computers increases. A rebound in wireless cell-phone sales should also help the semiconductor sector late this year and early next year. We plan to continue holding specialty semiconductor companies, especially those with healthy operating margins, such as Applied Micro Circuits, that should continue to post record earnings in the upcoming quarters.

    During the past few years, 90% of the money pouring into the stock market chased less than 10% of the stocks. However, it now appears that the breadth and power of the overall stock market is expanding. Fortunately, the previous narrow stock market environment benefited many stocks in our fund. Now that the breadth and power of the overall stock market is expanding and is now encompassing many interest-sensitive value stocks, it is possible that some money that would normally flow into the growth stocks might wander over to selected value stocks. The fact that the breadth and power of the stock market is all of a sudden expanding is now painting a very bullish outlook for the overall stock market.

    Our forecast for the upcoming period is as follows: we expect the current stock market rally to have at least four major waves of buying pressure. The first wave of buying pressure started in August, after long-term bond yields fell and it became very clear that inflationary pressures were diminishing and the Federal Reserve Board would not need to raise key interest rates further. The second wave of buying pressure will start after Labor Day when trading volume traditionally surges after senior traders return from their summer hiatus. The third wave of buying pressure will commence in mid-to-late September when earnings pre-announcement season arrives and the analyst community revises their earnings estimates higher for many stocks in our funds. The final wave of buying pressure will arrive in mid-October and continue into early November as the third quarter earnings are announced. By the time the Presidential elections arrive in early November, the stock market may be overbought and ripe for consolidation. However, we expect that the stock market will have its traditional year-end rally starting around Thanksgiving, so we are expecting smooth sailing for the remainder of the year. The high-flying growth stocks are now facing increasing competition from value stocks, so although the stock market's breadth and power is expanding, it may actually divert some of the money that has been flowing into growth stocks. Although value stocks will likely perform well during the first two waves of the four-stage rally that we foresee, we suspect that when investors turn their attention towards earnings, growth stocks will lead the third and fourth stages of the rally which will be earnings driven. This is truly a wonderful time to be invested in the stock market. Everything has fallen into place to launch a powerful stock market rally. Interest rates have peaked, corporate earnings remain extremely strong, trading volume is about to surge and the Presidential election cycle is now in full force. In other words, this is as good as it gets!

    Always feel free to contact us if you have any questions or if we can help you in any way. You may call us at (800) 887-8670 or visit our web site at www.navelliertop20.com, where we invite you to take advantage of our complimentary weekly market commentary service, "Market Update".

Sincerely,

/s/ Louis G. Navellier                         /s/ Alan Alpers
LOUIS G. NAVELLIER                             ALAN ALPERS

This material has been preceded by a Navellier Millennium Funds prospectus.

The preceding charts and performance numbers assume reinvestment of all distributions and maximum sales load.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

*Index:

Russell 3000-Registered Trademark- measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is not an investment product available for sale.

                                                      NAVELLIER MILLENNIUM FUNDS
-----------------------------------------------------------------
STATEMENT OF NET ASSETS
JUNE 30, 2000
(UNAUDITED)
TOP 20 PORTFOLIO

------------------------------------------------------------------
                                                      MARKET VALUE
               SHARES                                     (NOTE 1)
------------------------------------------------------------------
COMMON STOCKS - 95.6%
BIOTECHNOLOGY AND DRUGS - 9.0%
           35,000       IVAX Corp.*                   $ 1,452,500
           21,000       MedImmune, Inc.*                1,554,000
                                                      -----------
                                                        3,006,500
                                                      -----------
COMPUTER SOFTWARE AND
 PROGRAMMING - 7.0%
            6,000       Check Point Software
                          Technologies Ltd. *           1,270,500
           21,000       BroadVision, Inc.*              1,067,063
                                                      -----------
                                                        2,337,563
                                                      -----------
COMPUTER EQUIPMENT AND
 SERVICES - 3.4%
           22,600       BEA Systems, Inc.*              1,117,287
                                                      -----------
ELECTRONIC COMPONENTS/
 EQUIPMENT - 9.7%
           50,000       KEMET Corp.*                    1,253,125
           17,300       Power-One, Inc.*                1,971,119
                                                      -----------
                                                        3,224,244
                                                      -----------
INDUSTRIAL MACHINERY - 2.8%
           20,000       Lone Star
                          Technologies, Inc.*             925,000
                                                      -----------
INSTRUMENTS - 12.3%
           19,000       Newport Corp.                   2,040,125
           27,200       Photon Dynamics, Inc.*          2,031,500
                                                      -----------
                                                        4,071,625
                                                      -----------
MANUFACTURING - 3.7%
           29,800       Nanometrics, Inc.*              1,227,387
                                                      -----------
MEDICAL EQUIPMENT AND
 SUPPLIES - 4.3%
           29,500       Zoll Medical Corp.*             1,445,500
                                                      -----------
OIL & GAS SERVICES - 12.9%
           36,600       ClaytonWilliams
                          Energy, Inc.*                 1,168,912
           80,000       Patina Oil & Gas Corp.          1,660,000
           27,000       Prima Energy Corp.              1,444,500
                                                      -----------
                                                        4,273,412
                                                      -----------
SEMICONDUCTORS AND RELATED - 16.5%
           24,000       Applied Micro Circuits
                          Corp.*                        2,370,000
           33,000       Three-Five
                          Systems, Inc.*                1,947,000

------------------------------------------------------------------
                                                      MARKET VALUE
               SHARES                                     (NOTE 1)
------------------------------------------------------------------
           12,000       TriQuint
                          Semiconductor, Inc.*        $ 1,148,250
                                                      -----------
                                                        5,465,250
                                                      -----------
TELECOMMUNICATIONS
 EQUIPMENT - 14.0%
            6,100       SDL Inc.                        1,739,644
           22,000       Tollgrade
                          Telecommunications, Inc.*     2,915,000
                                                      -----------
                                                        4,654,644
                                                      -----------
TOTAL COMMON STOCK
 (COST $22,798,519)                                    31,748,412
                                                      -----------
SHORT TERM INVESTMENTS - 5.1%
        1,719,176       Federal Home Loan Bank
                          Discount Note
                          (Cost $1,719,176)             1,719,176
                                                      -----------
TOTAL INVESTMENTS - 100.7%
 (COST $24,517,695)                                   $33,467,588
Liabilities in Excess of Other Assets - (0.7%)
                                                         (251,247)
                                                      -----------
NET ASSETS - 100.0%                                   $33,216,341
                                                      ===========
NET ASSETS CONSIST OF:
  Paid-in-Capital applicable to:
    Class A                                           $18,757,211
    Class B                                             1,221,530
    Class C                                               321,163
  Net Investment Loss                                    (160,337)
  Accumulated Net Relaized Gain on Investments
                                                        4,126,881
  Net Unrealized Appreciation of Investments
                                                        8,949,893
                                                      -----------
NET ASSETS                                            $33,216,341
                                                      ===========
NET ASSET VALUE PER SHARE:
CLASS A SHARES
  (Based on 1,296,417 Shares Outstanding)
                                                           $24.38
CLASS A OFFERING PRINCE PER SHARE (100/95.05 of
  $24.38)                                                  $25.65
CLASS B SHARES
  (Based on 52,769 Shares Outstanding)
                                                           $24.29
CLASS C SHARES
  (Based on 13,423 Shares Outstanding)
                                                           $24.30

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                      NAVELLIER MILLENNIUM FUNDS
-----------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)

                                                                TOP 20 PORTFOLIO
                                                                ----------------
INVESTMENT INCOME
  Interest (Note 1).........................................       $   22,317
  Dividends (Note 1)........................................            2,770
                                                                   ----------
    Total Investment Income.................................           25,087
                                                                   ----------
EXPENSES
  Investment Advisory Fee (Note 2)..........................          143,062
  Distribution Plan Fee (Note 2)............................            6,596
  Transfer Agent and Custodian Fee (Note 3).................           37,897
  Registration Fees.........................................           31,868
  Trustees' Fees............................................           18,000
  Insurance Expense.........................................           16,623
  Printing Expense..........................................           11,839
  Audit Fees................................................            6,000
  Legal Expense.............................................            4,167
                                                                   ----------
    Total Expenses..........................................          276,052
    Less Expenses Reimbursed by Investment Adviser
     (Note 2)...............................................          (90,628)
                                                                   ----------
      Net Expenses..........................................          185,424
                                                                   ----------

NET INVESTMENT LOSS.........................................         (160,337)
                                                                   ----------
Net Realized Gain on Investments............................        2,350,394
Change in Net Unrealized Appreciation of Investments........        1,880,288
                                                                   ----------
NET GAIN ON INVESTMENTS.....................................        4,230,682
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........       $4,070,345
                                                                   ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                      NAVELLIER MILLENNIUM FUNDS
-----------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                         TOP 20 PORTFOLIO
                                                                  ------------------------------
                                                                   FOR THE SIX     FOR THE YEAR
                                                                   MONTHS ENDED        ENDED
                                                                  JUNE 30, 2000    DECEMBER 31,
                                                                   (UNAUDITED)         1999
                                                                  --------------   -------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss.......................................       $  (160,337)     $  (199,501)
  Net Realized Gain on Investment Transactions..............         2,350,394        2,920,802
  Change in Net Unrealized Appreciation of Investments......         1,880,288        6,163,825
                                                                   -----------      -----------
    Net Increase in Net Assets Resulting from Operations....         4,070,345        8,885,126
                                                                   -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gains:
    Class A Shares..........................................                --       (1,150,707)
    Class B Shares..........................................                --               --
    Class C Shares..........................................                --               --
                                                                   -----------      -----------
    Total Distributions to Shareholders.....................                --       (1,150,707)
                                                                   -----------      -----------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares:
    Class A Shares..........................................         5,750,698       10,185,572
    Class B Shares..........................................         1,221,530               --
    Class C Shares..........................................           321,163               --
  Reinvestment of Distributions:
    Class A Shares..........................................               771        1,126,789
    Class B Shares..........................................                --               --
    Class C Shares..........................................                --               --
  Net Proceeds from Sales of Shares:
    Class A Shares..........................................        (1,581,417)      (2,815,288)
    Class B Shares..........................................                --               --
    Class C Shares..........................................                --               --
                                                                   -----------      -----------
    Net Increase in Net Assets Resulting from Share
      Transactions..........................................         5,712,745        8,497,073
                                                                   -----------      -----------
    TOTAL INCREASE IN NET ASSETS............................         9,783,090       16,231,492
NET ASSETS -- Beginning of Period...........................        23,433,251        7,201,759
                                                                   -----------      -----------
NET ASSETS -- End of Period.................................       $33,216,341      $23,433,251
                                                                   ===========      ===========
SHARES
  Sold:
    Class A Shares..........................................           244,516          661,011
    Class B Shares..........................................            52,769               --
    Class C Shares..........................................            13,423               --

  Issued in Reinvestment of Distributions:
    Class A Shares..........................................                38           55,261
    Class B Shares..........................................                --               --
    Class C Shares..........................................                --               --

  Redeemed:
    Class A Shares..........................................           (66,185)        (171,996)
    Class B Shares..........................................                --               --
    Class C Shares..........................................                --               --
                                                                   -----------      -----------
    Net Increase in Shares..................................           244,561          544,276
                                                                   ===========      ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                      NAVELLIER MILLENNIUM FUNDS
-----------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  TOP 20 PORTFOLIO
                                                    -----------------------------------------------------------------------------
                                                                         CLASS A                         CLASS B       CLASS C
                                                    -------------------------------------------------  ------------  ------------
                                                        FOR THE                                          FOR THE       FOR THE
                                                      SIX MONTHS                                          PERIOD        PERIOD
                                                         ENDED           FOR THE          FOR THE         ENDED         ENDED
                                                       JUNE 30,        YEAR ENDED      PERIOD ENDED      JUNE 30,      JUNE 30,
                                                         2000         DECEMBER 31,     DECEMBER 31,       2000**       2000***
                                                      (UNAUDITED)         1999             1998*       (UNAUDITED)   (UNAUDITED)
                                                    ---------------  ---------------  ---------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Period..........      $20.96           $12.55           $10.00         $27.85        $21.54
                                                       -------          -------           ------         ------        ------
  Income from Investment Operations:
    Net Investment Loss...........................       (0.12)           (0.18)           (0.01)         (0.02)           --
    Net Realized and Unrealized Gains (Loss) on
      Investments.................................        3.54             9.68             2.56          (3.54)         2.76
                                                       -------          -------           ------         ------        ------
      Total from Investment Operations............        3.42             9.50             2.55          (3.56)         2.76
                                                       -------          -------           ------         ------        ------
  Distributions to Shareholders:
    From Net Realized Gains.......................          --            (1.09)              --             --            --
                                                       -------          -------           ------         ------        ------
  Net Increase (Decrease) in Net Asset Value......        3.42             8.41             2.55          (3.56)         2.76
                                                       -------          -------           ------         ------        ------
  Net Asset Value -- End of Period................      $24.38           $20.96           $12.55         $24.29        $24.30
                                                       =======          =======           ======         ======        ======

TOTAL INVESTMENT RETURN+..........................       16.32%(A)        75.91%           25.50%(A)     (12.78)%(A)    12.81%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2)...........        1.50%(B)         1.50%            1.50%(B)       2.25%(B)      2.25%(B)
  Expenses Before Reimbursement (Note 2)..........        1.85%(B)         2.34%            2.18%(B)       2.60%(B)      2.60%(B)
  Net Investment Loss After reimbursement
    (Note 2)......................................       (1.12)%(B)       (1.34)%          (0.64)%(B)     (1.21)%(B)    (0.35)%(B)
  Net Investment Loss Before reimbursement
    (Note 2)......................................       (1.75)%(B)       (2.19)%          (7.04)%(B)     (1.84)%(B)    (0.98)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate.........................          79%             235%              82%            79%           79%
  Net Assets at End of Period (in thousands)......     $31,608          $23,433           $7,202         $1,282        $  326
  Number of Shares Outstanding at End of Period
    (in thousands)................................       1,296            1,118              574             53            13

---------------------------------

  (A) Total returns for periods of less than one year are not annualized.
  (B) Annualized

  * FROM COMMENCEMENT OF OPERATIONS SEPTEMBER 30, 1998

 ** FROM COMMENCEMENT OF OPERATIONS MARCH 28, 2000

*** FROM COMMENCEMENT OF OPERATIONS APRIL 18, 2000

  + TOTAL RETURN REPRESENTS AGGREGATE TOTAL RETURN FOR THE PERIOD INDICATED AND
    DOES NOT REFLECT ANY APPLICABLE SALES CHARGE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                      NAVELLIER MILLENNIUM FUNDS
-----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000
(UNAUDITED)

1. Significant Accounting Policies

    The Navellier Millennium Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is authorized to issue shares of beneficial interests. The Fund currently offers shares of beneficial interests in one Portfolio, the Top 20 Portfolio (the "Portfolio"), a non-diversified open-end management investment company. The Fund was established as a Delaware Business Trust organized on September 4, 1998. The Fund is authorized to issue an unlimited number of beneficial interest. The Fund consists of three classes of shares: Class A shares offered since September 30, 1998, and Class B and
Class C shares offered since March 2, 2000. Shares of Class A are purchased at the public offering price which includes a maximum sales charge of up to 4.95% depending on the size of the purchase. Class B and Class C shares are offered at net asset value without an initial sales charge. Income and expenses of the Fund are allocated proportionately to the three classes of shares based on daily net assets, except for Rule 12b-1 distribution fees (Note 4). The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss on securities transactions are computed on an identified cost basis.

      (c) Dividends from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by Navellier Management, Inc. (the "Adviser"). Under an agreement with the Adviser, the Fund pays a fee at the annual rate of 1.00% of the daily net assets of the Portfolio. An officer and trustee of the Fund is also an officer and director of the Adviser.

    Under an agreement between the Fund and the Adviser related to payment of operating expenses, the Adviser has reserved the right seek reimbursement for the past, present and future operating expenses of the Fund paid by the Adviser, at any time upon notice to the Fund. During the six months ended June 30, 2000, the Adviser paid operating expenses of the portfolio totaling $126,394 under the operating expense agreements the Adviser requested and the Portfolio reimbursed, $35,766 of such expenses.

                                                      NAVELLIER MILLENNIUM FUNDS
-----------------------------------------------------------------

    Navellier Securities, Inc. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The distributor, which is the principal underwriter of the Fund's shares, renders its service to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

    For the six months ended June 30, 2000, the Fund was advised that the Distributor received $234,333 from sales loads earned on sales of the Fund's capital stock.

    The Fund pays each of its Trustees not affiliated with the Adviser $12,000 annually. For the six months ended June 30, 2000, Trustees fees totaled $18,000.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to
Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25%, 1.00% and 1.00% per annum of the average daily net assets of Class A, Class B, and Class C, respectively, for expenses incurred in the promotion and distribution of shares of the portfolio. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

5. Securities Transactions

    For the six months ended June 30, 2000, the cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term securities) were $26,804,653 and $21,738,321, respectively.

6. Unrealized Appreciation and Depreciation of Investments

    Unrealized appreciation and depreciation as of June 30, 2000, based on the cost for Federal income tax purposes are as follows:

                                                                    TOP 20
                                                                   PORTFOLIO
                                                                  -----------
    Gross Unrealized Appreciation...............................  $ 9,700,793
    Gross Unrealized Depreciation...............................     (750,900)
                                                                  -----------
    Net Unrealized Appreciation.................................  $ 8,949,893
                                                                  ===========
    Cost of Investments for Federal Income Tax Purposes.........  $24,517,695
                                                                  ===========

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